Statutory Financial Information	12 Months Ended
Dec. 31, 2019
Statutory Financial Information
Statutory Financial Information

21. Statutory Financial Information

U.S. state insurance laws and regulations prescribe accounting practices for determining statutory net income and capital and surplus for insurance companies. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. Statutory accounting practices (“SAP”) prescribed or permitted by regulatory authorities for statements of the Company’s insurance subsidiary are (a) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (b) certain assets are not admitted for purposes of determining surplus under SAP, (c) investments in fixed income securities are carried at amortized cost under SAP, whereas such securities are carried at fair value under GAAP, and (d) the criteria for recognizing net deferred tax assets (“DTAs”) and the methodologies used to determine such amounts are different under SAP and GAAP.

Risk-based capital (RBC) requirements promulgated by the NAIC require property/casualty insurers to maintain minimum capitalization levels determined based on formulas incorporating various business risks of the insurance subsidiaries. LIC’s statutory net income and statutory capital surplus as of December 31, 2018 and 2019 and for the years then ended are summarized as follows ($ in millions):

	December 31,
	2018	2019
Statutory net loss	$(6.6)	$(12.0)
Statutory capital and surplus	$23.6	$48.4

As of December 31, 2019, the Company’s capital and surplus exceeds its authorized control level RBC. The authorized control level RBC was $5.6 million and $13.7 million at December 31, 2018 and 2019, respectively.